EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB (the "Report") of COL China Online International, Inc. (the "Company") for the quarter ended December 31, 2004, Chi Keung Wong, the Chief Executive Officer and the Chief Financial Officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 15, 2005                       /s/ Chi Keung Wong
                                                -------------------------------
                                                    Chi Keung Wong
                                                    Chief Executive Officer and
                                                    Chief Financial Officer